UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2014

LITHIUM CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54332	98-0530295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5976 Lingering Breeze Street, Las Vegas NV		89148
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (775) 410-5287

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Effective April 23, 2014, we entered into an operating agreement with All American Resources, L.L.C and TY & Sons Investments Inc. with respect to Summa, LLC, a Nevada Limited Liability Company incorporated on December 12, 2013, wherein we hold a 25% membership.  Our company's capital contribution to Summa, LLC was $125,000, of which $100,000 was in cash and the balance in services.

Item 7.01 Regulation FD Disclosure

On April 29, 2014, we issued a news release with respect to the operation agreement.

Item 9.01 Financial Statements and Exhibits

10.1 Operating Agreement

99.1 News release dated April 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION

/s/ Tom Lewis
Tom Lewis
President and Director
Date: April 29, 2014